                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the

                                                    Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 16, 2001

                                                       Navigant Consulting, Inc.

                                        (Exact Name of Registrant as Specified in Its Charter)

        Delaware                                       0-28830                            36-4094854
(State or Other Jurisdiction                         (Commission                        (IRS Employer
of  Incorporation)                                    File Number)                       Identification No.)

                                                  615 North Wabash, Chicago, IL 60611
                                          (Address of Principal Executive Offices) (Zip Code)

                                   Registrants Telephone number, including area code (312) 573-5600

                                                                  N/A
                                     (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Board of Directors of the Company has set April 26, 2001 as the date for the 2001 annual meeting of stockholders of the Company.
The time and place of the annual meeting will be announced at a later date.

                                                              SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                              NAVIGANT CONSULTING, INC.

Date: January 16, 2001                                        By: /s/  Philip S. Steptoe
                                                              -------------------------------
                                                              Name: Philip S. Steptoe
                                                              Title: Vice President, General Counsel and Secretary